Filed pursuant to Rule 497(e)

Registration Nos. 333-285633; 811-24061

Voya Core Bond ETF (VCOB)

Voya Multi-Sector Income ETF (VMSB)

Voya Ultra Short Income ETF (VUSI)

(the “Funds”)

Each listed on NYSE Arca, Inc.

December 5, 2025

Supplement to the

Statement of Additional Information (“SAI”),

dated October 22, 2025, as supplemented

Effectively immediately, the order cut-off time for orders to purchase or redeem each Fund’s Creation Units has been changed from 3:00 p.m. to 4:00 p.m. Eastern Time.

Accordingly, all references to the order cut-off time (and related deadlines associated with the order cut-off time) in the section of the SAI titled “Purchase and Redemption of Shares in Creation Units” are revised to reflect the new cut-off time of 4:00 p.m. Eastern Time.

Please retain this Supplement for future reference.